Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 18, 2011	/s/ Jeffrey W. Basch
Jeffrey W. Basch
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 21, 2011	/s/ Brian C. Domeck
Brian C. Domeck
Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 18, 2011	/s/ Glenn M. Renwick
Glenn M. Renwick
Director, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 22, 2011	/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 21, 2011	/s/ Charles A. Davis
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 16, 2011	/s/ Roger N. Farah
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 18, 2011	/s/ Lawton W. Fitt
Lawton W. Fitt
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 17, 2011	/s/ Stephen R. Hardis
Stephen R. Hardis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 24, 2011	/s/ Abby F. Kohnstamm
Abby F. Kohnstamm
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 18, 2011	/s/ Peter B. Lewis
Peter B. Lewis
Chairman of the Board and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 17, 2011	/s/ Norman S. Matthews
Norman S. Matthews
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	February 22, 2011	/s/ Patrick H. Nettles
Patrick H. Nettles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 18,000,000 of the Company’s Common Shares, $1.00 par value, issuable under The Progressive Corporation 2010 Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:	March 2, 2011	/s/ Bradley T. Sheares
Bradley T. Sheares
Director